Operator Opening: Good day, and welcome to the ProPetro Holding Corp Fourth Quarter 2023 Conference Call. Please note, this event is being recorded. I would now like to turn the call over to Matt Augustine, Director of Corporate Development and Investor Relations for ProPetro Holding Corp. Please go ahead. Matt Augustine - Director of Corporate Development and Investor Relations: Thank you and good morning. We appreciate your participation in today’s call. With me today is Chief Executive Officer, Sam Sledge; Chief Financial Officer, David Schorlemer; and President & Chief Operating Officer, Adam Munoz. This morning, we released our earnings results for the fourth quarter and full year of 2023. Please note that any comments we make on today’s call regarding projections or our expectations for future events are forward-looking statements covered by the Private Securities Litigation Reform Act. Forward-looking statements are subject to several risks and uncertainties, many of which are beyond our control. These risks and uncertainties can cause actual results to differ materially from our current expectations. We advise listeners to review our earnings release and risk factors discussed in our filings with the SEC. Also, during today’s call we will reference certain non-GAAP financial measures. Reconciliations of these non- GAAP measures to the most directly comparable GAAP measures are included in our earnings release. Lastly, after our prepared remarks, we will hold a question-and-answer session. With that, I would like to turn the call over to Sam. Sam Sledge - Chief Executive Officer: Thanks, Matt and good morning, everyone. 2023 was another transformational year for ProPetro, and we’re pleased to be entering 2024 with a strong foundation. Before David walks through our financial results for the fourth quarter and the full year of 2023, I’d like to highlight some of our key accomplishments. Over the last two years, we have worked to create a next generation fleet to meet the needs of an evolving industry both today and into the future. We have invested approximately one billion dollars to recapitalize our fleet with state-of-the-art technologies and services. Our results in 2023 and our start in 2024 are a clear indicator that our strategy is and will continue working. Supporting the resiliency of our business are three primary strategic areas of focus that I’d like to take a moment to walk through. First is our ongoing fleet transition from legacy equipment to next-generation offerings. As we continue to transition our fleet in a manner that minimizes our overall capital cost, demand for our next generation offerings remains strong and our outlook is positive. Our FORCESM electric Fourth Quarter 2023 Earnings Call Scripted Remarks February 21, 2024, 8:00 am CT 1 EXHIBIT 99.3

EXHIBIT 99.3

PROPETRO®

Fourth Quarter 2023 Earnings Call Scripted Remarks
February 21, 2024, 8:00 am CT

fleet offering is uniquely positioned to bring state-of-the-art technology and service to the Permian Basin and to create value for our customers. We now have 2 **FORCE**SM electric fleets and 7 Tier IV DGB dual fuel fleets operating, with outstanding diesel displacement performance.

Building on the success of our **FORCE**SM offering, we deployed our second **FORCE**SM electric fleet in early November. Our first **FORCE**SM electric fleet has been in the field since August 2023 and both fleets are producing strong results, with efficient performance and customer satisfaction.

Both electric fleets are on contract and we're excited to build upon this success. To that end, we expect our third and fourth **FORCE**SM electric frac fleets to head into the field on contract over the next few months.

Second, I want to discuss another core element supporting our results -- value enhancing acquisitions. Our Silvertip wireline business continues to be a strong tailwind for earnings power and free cash flow generation. Building on our successful track record of accretive M&A, during the fourth quarter of 2023, we acquired Par Five Energy Services, which adds additional scale to our cementing business. The acquisition also expanded our operations to better serve both the Midland and Delaware Basin areas of the Permian. Additionally, ProPetro is well-positioned to capitalize on potential revenue synergies, leveraging Par Five's capacity in tandem with the strong commercial architecture and established customer relationships of ProPetro. We are pleased that the accretive earnings and expected revenue synergies are already coming to fruition. Value-enhancing acquisitions like Silvertip and Par Five are evidence of our ability to capitalize on accretive growth opportunities that increase our free cash flow generation. Moving forward, we will continue to be disciplined and opportunistic in pursuing value-accretive M&A opportunities as they arise.

Finally, another key element of our strategic focus is our capital allocation philosophy. We continue to execute on our $100 million share repurchase program, which our Board authorized last May. We view share repurchases and the overall return of capital to shareholders as an important part of our strategy showing our conviction in the future of the Company while creating value for shareholders, and a key pillar of our value proposition for investors.

Our financial results over the past year are a direct result of the continued execution of our strategic initiatives with the ultimate goal of generating strong returns and value for our shareholders. The results also demonstrate that our strategy and our business are resilient as we navigated a turbulent fourth quarter.

In the fourth quarter, like other industry participants, ProPetro's utilization was hindered by increased seasonality and holiday breaks as well as budget exhaustion amongst certain of our

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customers. We previewed these challenges last quarter, but the impact on our activity in the fourth quarter was more than we had expected. David will provide more color on our guidance in a moment, but I would like to say a few words about the activity we have seen as we entered the new year. Importantly, we believe the seasonal impact we discussed has no impact on our long-term outlook. Despite short term activity drawback during the holiday season, as we’ve moved into the first quarter, we are picking up right where we left off and remain focused on the long-term. We continue to believe that ProPetro's stock presents a unique investment opportunity given the discrepancy between our equity value and our financial results and strong outlook. With our share repurchase plan, we are showcasing our conviction in this opportunity. Lastly, and moving more to our macro outlook, we believe ProPetro is uniquely positioned to capitalize off the recent transactions in the E&P space. These transactions reinforce our disciplined approach to capital deployment as the right strategy for ProPetro. We offer differentiated service quality and equipment and have an outstanding customer portfolio and operational density in the Permian, all of which insulates us from the uncertainties outside the Permian and in the spot market. Our goal is to be the service provider of choice for the consolidating Permian E&P space and we are well on our way to achieving that goal. We remain optimistic on the strength of North America land and the Oilfield Service sector potential over the next several years. We continue to believe we are in the early stages of a sustainable up-cycle that will be supported by the industrialization of the frac space, which is now more resilient than in previous cycles. We are confident we have the right strategy in place to benefit from our position as a sophisticated quality service provider. Our proven discipline and transformed, bifurcated fleet give us confidence in our strategy and earnings potential. As we continue to industrialize, we’re creating durable and repeatable results. The industrialized model that ProPetro has implemented will continue to pay off and produce benefits for years to come. I’ll now turn the call over to David to discuss our full year and fourth quarter financial results. David. David Schorlemer - Chief Financial Officer: Thanks, Sam and good morning, everyone. ProPetro’s performance in 2023 showcased continued improvement over 2022. Revenue for the full year 2023 was $1.6 billion, a 27% increase year-over-year. The Company posted net income of $86 million, which is a significant improvement as compared to net income of $2 million in 2022. Equally impressive, adjusted EBITDA for 2023 increased 28% year-over-year to $404 million. Fourth Quarter 2023 Earnings Call Scripted Remarks February 21, 2024, 8:00 am CT 3 EXHIBIT 99.3

Our strong financial profile enabled us to return significant capital to shareholders totaling approximately $52 million in only eight months in 2023 through our share repurchase program, the first time in our Company's history to do so. Since the plan’s inception in May 2023, we repurchased and retired approximately 5.8 million shares in 2023. Subsequent to year-end 2023 through February 16, 2024, the Company repurchased an additional 0.8 million shares, bringing the total repurchases to 6.6 million shares, representing approximately 6% of our outstanding common stock since plan inception in May 2023. In addition to share repurchases, in 2023 we began to see the benefits of the investments we made to recapitalize our fleet, transitioning from majority diesel only to natural gas-burning equipment, and executed an accretive acquisition with Par Five. We accomplished all of this while protecting the Company’s strong balance sheet and liquidity. As Sam mentioned, over the last two years, we have invested over one billion dollars transitioning our fleet and bringing next generation technologies and services to ProPetro. We are confident these investments will continue to accelerate the cash-on-cash return profile of our business and create meaningful value for our customers and shareholders. Moving on to our fourth quarter financial results. We reported $348 million of revenue for the quarter. Net loss for the quarter was $17 million or $0.16 per diluted share. Net loss for the fourth quarter of 2023 includes $8 million of true-up depreciation related to changing the useful lives of certain equipment. Adjusted EBITDA was $64 million. As Sam mentioned, our financial performance for the fourth quarter was impacted by lower utilization resulting from higher-than-expected whitespace from deferred customer activity, primarily later in the quarter. Our desire to maintain crew continuity and ongoing fleet performance led us to retain our crews and associated labor costs despite the temporary decline in utilization, as our customers were starting back in earnest in early January. This recovery has transpired as expected. Additionally, and important to note when comparing to previous quarters, we incurred a lease expense related to our FORCESM electric fleets of $4.3 million for the fourth quarter. Our effective frac fleet utilization in the fourth quarter was 12.9 fleets, which was slightly below our guidance due to reasons noted earlier. Our first quarter 2024 guidance for frac fleet utilization is 14 to 15 fleets, and we have 14 fleets active today. Moving to our capital spending, we incurred $39 million in capex in the fourth quarter, a 35% decrease from $59 million last quarter. That $20.5 million decrease in capex essentially paid for our Par Five acquisition which we expect to yield consistent free cash flow well into the future. This is another example of high-grading our capital allocations for the Company's long- term benefit. Our incurred capex for the year was $310 million which also compares favorably to $365 million in 2022. However, and this is an important item to understand, the cash utilized for capital expenditures in our statement of cash flows was $371 million which included $82 Fourth Quarter 2023 Earnings Call Scripted Remarks February 21, 2024, 8:00 am CT 4 EXHIBIT 99.3

million from our accounts payables balance at year end 2022. This contrasts to only $22 million in capex AP at the end of 2023 which is a significant unwind of liabilities. What this demonstrates is that we're in a much healthier working capital position and that our capital spending is trending significantly lower as we exit 2023. Given that we completed our large reinvestment cycle and are realizing the benefits of our optimization efforts undertaken over the last 18 months, we anticipate our 2024 incurred capex will be between $200 million and $250 million. The range is largely a function of activity potentially ramping higher as we head through the year. We expect the lower capital intensity relative to prior recent years will support our ability to direct more capital to higher quality and longer term investments and capital returns in the form of opportunistic M&A and share repurchases. Our liquidity has remained strong and we ended the fourth quarter with $134 million of total liquidity. With the anticipated decline in capital spend and our much improved working capital position, we expect our Company's liquidity to remain strong in 2024 allowing for a more dynamic capital allocation strategy. I'd also like to reiterate that ProPetro’s balance sheet remains strong and we are committed to disciplined capital allocation for the long term. Finally, we believe we are in a low-to-no-growth environment with customers that will remain disciplined in their own capital spending. The industry continues its consolidation, and the large Permian producers are pursuing strategies that require equipment like our FORCESM fleets that are compatible with their desires to pursue further electrification, lower completions costs, and lower emissions. We believe our business is built for more durable earnings and cash flows in the current flat market environment, and we are confident ProPetro will continue to deliver for our customers and shareholders through the market cycles. I’ll now turn the call back to Sam for some closing remarks. Sam Sledge - Chief Executive Officer: Before turning it over to Q&A, I’d like to summarize ProPetro’s 2023 performance, our go forward strategy and why we are confident in the future of our Company and our industry. Our, differentiated and top tier offering is generating durable and repeatable results. Despite headwinds in the energy service space, ProPetro is ideally positioned to showcase its earnings power and free cash flow potential in 2024 and beyond. We offer bifurcation with our service quality and equipment, and with our top-notch customer portfolio and operational density in the Permian, we are well insulated from the uncertainties outside the Permian and in the spot market. Fourth Quarter 2023 Earnings Call Scripted Remarks February 21, 2024, 8:00 am CT 5 EXHIBIT 99.3

We have been successfully optimizing our operations and industrializing our business as we execute the transformation of our fleet, buy back shares, and opportunistically pursue accretive M&A. We are successfully advancing our strategy and strengthening the business for the long- term, while maintaining a strong balance sheet and healthy liquidity profile. Looking ahead, we are excited to capitalize on ProPetro’s improved performance and realize the benefits of our strategy, the results of which became evident in 2023. Our key priorities continue to be optimizing our operations and industrializing our business and remaining opportunistic on value accretive transactions to accelerate our free cash flow, all while continuing to return capital to shareholders through our share repurchase program. Everything we do – from operating safely and sustainably, to growing our business in a disciplined manner, to deploying capital to buy back stock – enables strong returns to shareholders. I’d like to end by thanking all our teammates across ProPetro for their outstanding performance as we continue to lead in the Permian basin and play an integral role in the overall energy industry. With that, operator, I’ll ask that we now open the line for questions. Closing Remarks by Sam Sledge - Chief Executive Officer: Thank you for joining us on today’s call. We hope you join us for our next quarterly earnings call. Have a great day. End of Call Forward-Looking Statements: Except for historical information contained herein, the statements and information in these scripted remarks and the information in the news release describing our earnings results as described above are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of, or indicate, future events and trends and that do not relate to historical matters identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, our business strategy, industry, future profitability, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and share repurchase program. A forward-looking statement may include a statement of the assumptions or bases Fourth Quarter 2023 Earnings Call Scripted Remarks February 21, 2024, 8:00 am CT 6 EXHIBIT 99.3

underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the operational disruption and market volatility resulting from the COVID-19 pandemic, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and the Russia-Ukraine war, general economic conditions, including the impact of continued inflation, central bank policy actions, bank failures, and the risk of a global recession, and other factors described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to shareholder litigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in these scripted remarks are made as of the date hereof. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law. Investor Contacts: David Schorlemer Chief Financial Officer david.schorlemer@propetroservices.com 432-227-0864 Matt Augustine Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432-219-7620 Fourth Quarter 2023 Earnings Call Scripted Remarks February 21, 2024, 8:00 am CT 7 EXHIBIT 99.3